Taxes recoverable (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Taxes Recoverable.
Value-added Tax on Sales and Services	$ 50,616	$ 64,428
Corporate taxes on Net Income	25,165	34,130
Social Contribution on Revenue	18,824	16,831
Social Integration Program	4,302	3,959
Other	13,737	10,384
Total	112,644	129,732
Taxes recoverable
Current	80,134	102,996
Non-current	$ 32,510	$ 26,736